UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: February 28, 2008

ADVANCED GROWING SYSTEMS, INC.

(Name of Registrant as specified in its charter)

Nevada	000-52572	20-4281128
(State or other jurisdiction of incorporation or jurisdiction)	(Commission file Number)	(I.R.S. Employer Identification Number)

3050 Royal Boulevard South, Ste 135

Alpharetta, GA 30022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (678) 387-5061

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing rule or standard; Transfer of Listing.

On February 27, 2008, Advanced Growing Systems, Inc. (AGWS) received notification from The Financial Industry Regulatory Authority (FINRA), formerly the National Association of Securities Dealers (NASD), that its application to move from the Pink Sheets to the Over The Counter Bulletin Board (OTCBB) has been approved. This approval will be effective February 27, 2008. AGWS was being quoted on the Over-the-Counter “Pink Sheets” Inc. but will now be quoted on the Over-the-Counter Bulletin Board of the National Association of Securities Dealers, Inc. under the symbol “AGWS.OB.”

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press release to be issued by Advanced Growing Systems on February 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED GROWING SYSTEMS, INC.

Date: February 28, 2008	By	/s/ Dan K. Dunn
Dan K. Dunn, Principal Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release to be issued by Advanced Growing Systems on February 28, 2008.

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